Advisors Disciplined Trust 2105

Supplement to the Prospectus

Veoneer, Inc. has been acquired in a cash acquisition. Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for Environmental-Focused Power and Mobility Opportunities Portfolio, Series 2021-4Q will no longer include shares of Veoneer, Inc.

Supplement Dated: March 31, 2022